Exhibit 1.1
                                  $250,000,000
                      Series BB Floating Rate Senior Notes
                               due August 25, 2009

                              ALABAMA POWER COMPANY

                             UNDERWRITING AGREEMENT

                                 August 19, 2004

BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

                  Alabama Power Company, an Alabama corporation (the "Company"), confirms its agreement (the "Agreement") with each of you (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $250,000,000 aggregate principal amount of the Series BB Floating Rate Senior Notes due August 25, 2009 (the "Senior Notes") as set forth in Schedule I hereto.

                  The Company understands that the Underwriters are making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of December 1, 1997, as heretofore supplemented (the "Base Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), and as further supplemented by a twenty-eighth supplemental indenture, dated as of August 25, 2004, to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

                  Pursuant to a Calculation Agent Agreement, dated as of June 15, 2002 (the "Calculation Agent Agreement"), between the Company and JPMorgan Chase Bank, as calculation agent thereunder (the "Calculation Agent"), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Senior Notes.

     SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:

          (a) A registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) in respect of the Senior
     Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to
     Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(e) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

          (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Final Supplemented Prospectus; or (B) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series BB Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

          (c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus comply, and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (B) statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or (C) any information set forth in the Final Supplemented Prospectus under the caption "Description of the Series BB Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company. "

          (d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.

          (f) The Company is a corporation duly organized and existing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.

          (g) This Agreement has been duly authorized, executed and delivered by the Company.

          (h) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

          (i) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

          (j) The Calculation Agent Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Calculation Agent Agreement by the Calculation Agent, the Calculation Agent Agreement will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

          (k) The execution, delivery and performance by the Company of this Agreement, the Calculation Agent Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or
     (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

          (l) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Alabama Public Service Commission (the "Alabama Commission"); and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

          (m) The financial statements incorporated by reference in the Registration Statement and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

     SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of the Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of the Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof), at a price equal to 99.50% of the principal amount thereof.

          (b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Balch & Bingham LLP, 14 Piedmont Center, Suite 1100, 3535 Piedmont Road, N.E., Atlanta, Georgia 30305 at 10:00 A.M., New York time, on August 25, 2004 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to Wachovia Capital Markets, LLC ("Wachovia"), on behalf of all of the Underwriters. It is understood that each Underwriter has authorized Wachovia, for each Underwriter's account, to accept delivery of, receipt for, and make payment of, the principal amount of the Senior Notes which each Underwriter has agreed to purchase. Wachovia, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

     The certificate(s) for the Senior Notes will be made available for examination by the Underwriters not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:

          (a) The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriters orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

          (b) The Company will furnish the Underwriters with copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or the Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriters and Dewey Ballantine LLP.

          (c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

          (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

          (e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Underwriters of such filing and to confirm such advice in writing.

          (f) During a period of 15 days from the date of this Agreement, the Company will not, without the Underwriters' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement). The Underwriters agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 3(f).

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee and the Calculation Agent, including the fees and disbursements of counsel for the Trustee and the Calculation Agent in connection with the Indenture, the Calculation Agent Agreement and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, and (xi) the cost of qualifying the Senior Notes with The Depository Trust Company.

     Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Dewey Ballantine LLP.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

          (b) Any required orders of the Alabama Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriters, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

          (c) On the Closing Date the Underwriters shall have received:

               (1) The opinion, dated the Closing Date, of Balch & Bingham LLP, general counsel for the Company, substantially in the form attached hereto as Schedule II-A.

               (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as
          Schedule II-B.

               (3) The opinion, dated the Closing Date, of Cravath, Swaine & Moore LLP, counsel to the Trustee and the Calculation Agent, substantially in the form attached hereto as Schedule III.

               (4) The opinion, dated the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule IV.

          (d) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

          (e) On the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP, a letter dated the Closing Date to the effect that:
     (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Final Supplemented Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") for a review of interim financial statement information as described in PCAOB Interim Standard AU 722, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated by reference in the Final Supplemented Prospectus and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated in the Final Supplemented Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated in the Final Supplemented Prospectus, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges set forth in the Final Supplemented Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest balance sheet incorporated in the Final Supplemented Prospectus, except in each case for changes or decreases which (i) the Final Supplemented Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus.

          (f) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Underwriters and Dewey Ballantine LLP, counsel for the Underwriters.

          (g) No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriters) which, in the reasonable judgment of the Underwriters, shall materially impair the marketability of the Senior Notes.

          (h) The Company shall have performed its obligations when and as provided under this Agreement.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

     SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

     SECTION 7. INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if a copy of the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

          (b) Each Underwriter agrees severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
     Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter for use therein.


     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

     SECTION 9. TERMINATION OF AGREEMENT.

          (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Underwriters, the marketability of the Senior Notes shall have been materially impaired.

          (b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

     SECTION 10. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the non-defaulting Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Supplemented Prospectus or in any other documents or arrangements.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters at BNY Capital Markets, Inc., One Wall Street, New York, NY 10286, Attention: Dan Klinger; Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004, Attention: Credit Capital Markets; Wachovia Capital Markets, LLC at One Wachovia Center, TW-8, 301 South College Street, Charlotte, North Carolina 28288, Attention: James T. Williams, Jr.; notices to the Company shall be mailed to 600 North 18th Street, 17th Floor, Birmingham, Alabama 35291, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Earl C. Long.

     SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                                     Very truly yours,

                                                     ALABAMA POWER COMPANY



                                                     By:  J. Randy Derieux
                                                     Title: Assistant Treasurer


CONFIRMED AND ACCEPTED,
as of the date first above written


BNY CAPITAL MARKETS, INC.


By:
Title:




(Goldman, Sachs & Co.)


WACHOVIA CAPITAL MARKETS, LLC


By:
Title:

                                   SCHEDULE I


                                                   Principal Amount of
Name of Underwriters                             Series BB Senior Notes


BNY Capital Markets, Inc.                            $ 83,333,000
Goldman, Sachs & Co.                                 $ 83,333,000
Wachovia Capital Markets, LLC                        $ 83,334,000



TOTAL:                                               $250,000,000
                                                     ============

                                                                   Schedule II-A

                       [Letterhead of Balch & Bingham LLP]


                                                                 August __, 2004

BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288



                              ALABAMA POWER COMPANY
                      Series BB Floating Rate Senior Notes
                               due August 25, 2009

Ladies and Gentlemen:

     We have acted as general counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $250,000,000 aggregate principal amount of its Series BB Floating Rate Senior Notes due August 25, 2009 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 25, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated August 19, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto. Pursuant to a Calculation Agent Agreement, dated as of June 15, 2002 (the "Calculation Agent Agreement"), between the Company and JPMorgan Chase Bank, as calculation agent thereunder (the "Calculation Agent"), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you pursuant to Section 5(c)(1) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003 as supplemented by a final prospectus supplement relating to the Notes dated August 19, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2004 and June 30, 2004 and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004, April 7, 2004, April 7, 2004, August 2, 2004 and August 19, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

     1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. Each of the Calculation Agent Agreement and the Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Calculation Agent and the Trustee, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of August 19, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, as of the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series BB Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

     We are members of the State Bar of Alabama and we do not express any opinion herein concerning any law other than the laws of such State and, to the extent set forth herein, the law of the State of New York and the federal law of the United States.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Alabama law.

                                                     Yours very truly,

                                                    BALCH & BINGHAM LLP

                                                                   Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                 August __, 2004


BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288


                              ALABAMA POWER COMPANY
                      Series BB Floating Rate Senior Notes
                               due August 25, 2009

Ladies and Gentlemen:

     We have acted as counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $250,000,000 aggregate principal amount of its Series BB Floating Rate Senior Notes due August 25, 2009 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Eighth Supplemental Indenture dated as of August 25, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated August 19, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto. Pursuant to a Calculation Agent Agreement, dated as of June 15, 2002 (the "Calculation Agent Agreement"), between the Company and JPMorgan Chase Bank, as calculation agent thereunder (the "Calculation Agent"), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you pursuant to Section 5(c)(2) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003 as supplemented by a final prospectus supplement relating to the Notes dated August 19, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2004 and June 30, 2004 and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004, April 7, 2004, April 7, 2004, August 2, 2004 and August 19, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to collectively as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Alabama law upon the opinion dated the date hereof rendered to you by Balch & Bingham LLP and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Securities and Exchange Commission (the "Commission") legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. Each of the Calculation Agent Agreement and the Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Calculation Agent and the Trustee, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of August 19, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, as of the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series BB Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

     We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Alabama and New York.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                    Schedule III

                   [Letterhead of Cravath, Swaine & Moore LLP]

                                                                 August __, 2004

BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

                              ALABAMA POWER COMPANY
                      Series BB Floating Rate Senior Notes
                               due August 25, 2009

Ladies and Gentlemen:

     We have acted as counsel to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Bank") in connection with (a) the Senior Note Indenture, dated as of December 1, 1997 as heretofore supplemented (the "Original Indenture"), between Alabama Power Company (the "Company") and the Bank, as Trustee, (b) the Twenty-Eighth Supplemental Indenture, dated as of August 25, 2004 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee and (c) the Calculation Agent Agreement, dated as of June 15, 2002, between the Company and the Bank, as Calculation Agent (the "Calculation Agent Agreement").

     In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and the Calculation Agent Agreement and certain resolutions adopted by the Board of Directors of the Bank.

     Based upon the foregoing, we are of the opinion that:

     i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

     ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture and the Calculation Agent Agreement, has duly executed and delivered the Indenture and the Calculation Agent Agreement and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, each of the Indenture and the Calculation Agent Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

     iii) the execution, delivery and performance by the Bank of the Indenture and the Calculation Agent Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

     iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture and the Calculation Agent Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

     We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                               CRAVATH, SWAINE & MOORE LLP

                                                                    Schedule IV



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                                 August __, 2004


BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288


                              ALABAMA POWER COMPANY
                      Series BB Floating Rate Senior Notes
                               due August 25, 2009

Ladies and Gentlemen:

     We have represented the Underwriters (hereinafter defined) in connection with (i) the issuance and sale by Alabama Power Company (the "Company") of $250,000,000 aggregate principal amount of its Series BB Floating Rate Senior Notes due August 25, 2009 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Eighth Supplemental Indenture, dated as of August 25, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement dated August 19, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto. Pursuant to a Calculation Agent Agreement, dated as of June 15, 2002 (the "Calculation Agent Agreement"), between the Company and JPMorgan Chase Bank, as calculation agent thereunder (the "Calculation Agent"), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you pursuant to
Section 5(c)(4) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003, as supplemented by a final prospectus supplement relating to the Notes dated August 19, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2004 and June 30, 2004 and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004, April 7, 2004, April 7, 2004, August 2, 2004 and August 19, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the law of the State of Alabama upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you, that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Securities and Exchange Commission (the "Commission") legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. Each of the Calculation Agent Agreement and the Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Calculation Agent Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of August 19, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Series BB Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

     We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the State of Alabama.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,




                                                     DEWEY BALLANTINE LLP